SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 23, 2004

              (Date of earliest event reported: February 17, 2004)

                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                 1-11568                     95-4228470
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

18881 Von Karman Avenue, Suite 250  Irvine, California             92612
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (949) 955-0078

                                       N/A
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          (Former name or former address, if changed since last report)

Item 7. Exhibits.

      (c)   Exhibits.

            99.1  Press Release dated February 17, 2004 of the Registrant.

Item 12. Disclosure of Results of Operations and Financial Condition.

      On February 17, 2004, DynTek, Inc. issued a press release announcing its earnings for the three months ended December 31, 2003. A copy of that released is furnished as Exhibit 99.1 to this Report.

The information in this Current report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 19343, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2004                 DYNTEK, INC.

                                         By: /s/ James Linesch
                                             -----------------------------------
                                             Name:  James Linesch
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                              Description
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99.1                  Press Release, dated February 17, 2004, of the Registrant